UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2015

STATE NATIONAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36712	26-0017421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 L. Don Dodson Dr.
Bedford, Texas 76021

(Address of principal executive offices) (zip code)

(817) 265-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On March 19, 2015, State National Companies, Inc. (the “Company”) issued a press release reporting the Company’s financial results for the fourth quarter and the year ended December 31, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and will be posted on the Investor Relations section of the Company’s website at http://ir.statenational.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01                                           Regulation FD Disclosure.

On March 19, 2015, the Company published a data sheet providing certain financial information of the Company for the fourth quarter and the year ended December 31, 2014, which will be available on the Investor Relations section of the Company’s website at http://ir.statenational.com. A copy of the data sheet is also furnished as Exhibit 99.2 to this Report.  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.2 shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Use of our Website to Distribute Material Company Information

Our company website address is www.statenational.com. We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investor Relations” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the Securities and Exchange Commission (the “SEC”) disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail notifications alerting them when new information is made available on the Investor Relations subpage of our website. In addition, we make available on the Investor Relations subpage of our website (under the link “Financial Information” and then “SEC Filings”), free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, ownership reports on Forms 3, 4 and 5 and any amendments to those reports as soon as practicable after we electronically file such reports with the SEC. Further, copies of our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, our Code of Business Conduct and Ethics and the charters for the Audit, Compensation and Nominating and Corporate Governance Committees of our Board of Directors are also available through the Investor Relations subpage of our website (under the link “Corporate Governance”).

Additionally, the public may read and copy any of the materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. Our electronically filed reports can also be obtained on the SEC’s internet site at http://www.sec.gov.

Item 9.01                                           Financial Statements And Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibits shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

99.1                        Press Release dated March 19, 2015.

99.2                        Data Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL COMPANIES, INC.

Date: March 19, 2015	By:	/s/ David Hale
David Hale
Executive Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 19, 2015.

99.2	Data Sheet.